Property, Plant And Equipment, Net	12 Months Ended
Dec. 31, 2025
Property, Plant and Equipment, Net [Abstract]
Property, Plant And Equipment, Net	PROPERTY, PLANT AND EQUIPMENT, NET
The following table presents the components of property, plant and equipment, net as of December 31, 2025 and 2024:

	December 31, 2025	December 31, 2024
Cost (1):
Land, buildings and leasehold improvements (2)	$1,235,808	$1,156,083
Instruments, machinery and equipment	1,539,384	1,420,055
ERP (3)	133,330	132,817
Office furniture and other	97,638	90,461
Motor vehicles and airplanes	48,777	49,871
Total cost	3,054,937	2,849,287
Accumulated depreciation	(1,672,817)	(1,572,339)
Depreciated cost	$1,382,120	$1,276,948

Depreciation expenses for the years ended December 31, 2025, 2024 and 2023 amounted to $140,477, $124,185 and $120,895, respectively.

(1)     Includes equipment produced by the Company for its own use in the aggregate amount of $143,558 and $130,300 as of December 31, 2025 and 2024, respectively. Net of investment grants received (mainly for construction, machinery and equipment) in the amounts of $134,380 and $77,118 as of December 31, 2025 and 2024, respectively.

(2)    Set forth below is additional information regarding the real estate owned or leased by the Company (square feet):

	Israel(a)	U.S.(b)	Other Countries(c)
Owned	1,658,140	977,124	881,916
Leased	7,844,631	968,407	754,362

a.Includes offices, development and engineering facilities, manufacturing facilities, maintenance facilities, hangar facilities and landing strips in various locations in Israel. The Company is in the process of completing the construction of a new munitions production site in Ramat Beka in southern Israel at a scale of approximately 860,000 square feet. Production has commenced at the site and is expected to gradually increase during 2026 and thereafter. In accordance with our understandings with the Israel Land Authority and in light of the continued increased production rate, the Company's evacuation date for its Ramat HaSharon facility in Israel has been extended several times, with the most recent extension until the end of 2026.

b.Includes mainly offices, development and engineering facilities, manufacturing facilities and maintenance facilities of ESA, primarily in Texas, New Hampshire, South Carolina, Florida, Alabama and Virginia. The facilities in New Hampshire, Florida and Alabama are located on owned land totaling approximately 150 acres. Universal Avionics Systems Corporation's facilities are located in Arizona, Washington and Georgia, of which 166,000 square feet are owned and 83,000 square feet are leased.

c.Includes offices, design and engineering facilities and manufacturing facilities in Europe, Latin America, Canada and Asia-Pacific.

(3)     The Enterprise Resource Planning (“ERP”) system includes certain costs incurred during the application development stage that have been capitalized in accordance with authoritative accounting guidance related to accounting for the cost of computer software developed or obtained for internal use. These costs are amortized over the system's estimated useful life.

As for liens on assets – see Notes 21G.